Exhibit 99.2

U.S. Bank Acquires Downey Savings & Loan PFF Bank & Trust in FDIC Assisted Transaction November 21, 2008

3 Forward-looking Statements The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including continued deterioration in general business and economic conditions and in the financial markets; changes in interest rates; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in our investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk. A continuation of the recent turbulence in significant portions of the global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities, and indirectly by affecting our counterparties and the economy generally. Dramatic declines in the housing market in the past year have resulted in significant write-downs of asset values by financial institutions. Concerns about the stability of the financial markets generally have reduced the availability of funding to certain financial institutions, leading to a tightening of credit, reduction of business activity, and increased market volatility. There can be no assurance that the Emergency Economic Stabilization Act of 2008, the actions taken by the U.S. Treasury Department thereunder, or any other governmental program, will help to stabilize the U.S. financial system or alleviate the industry or economic factors that may adversely impact our business. In addition, our business and financial performance could be impacted as the financial industry restructures in the current environment, by changes in the creditworthiness and performance of our counterparties, by changes in the competitive landscape, and by increased regulation or other adverse effects of recently enacted legislation and FDIC actions. Finally, there can be no assurance that we will realize the anticipated benefits related to the acquisition of Downey Savings and Loan Association or PFF Bank and Trust. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2007, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile," and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

5 Transaction Rationale Expands depth and breadth of distribution system in one of the faster growing regions in the U.S. $12.1 billion deposits and 213 branches in California and Arizona 6.9% projected population growth in Downey footprint and 12.6% in PFF footprint versus 6.3% U.S. average #4 pro forma branch network in California FDIC loss sharing provides downside protection USB first loss position essentially equal to assets acquired less liabilities assumed FDIC assumes 80% of losses above first loss position up to $3.1 billion1 FDIC assumes 95% of losses above first loss position and $3.1 billion Financially attractive Meets all internal financial hurdles for IRR, DCF and accretion with conservative assumptions Additional earnings stream from approximately 500,000 new loan and deposit customers Loss protection from FDIC Yield protection on modified loans enhances earnings 1 USB covers 20% of losses greater than first loss position up to $2.5 billion for Downey and $0.6 billion for PFF

7 Overview - Downey Savings & Loan Source: SNL DSL Branches USB Branches $12.8 billion in assets; $9.7 billion in deposits 170 branches in California and 5 branches in Arizona; 85 traditional / 90 in-store Deposit base is comprised of 10% savings and money market accounts, 12% NIB and NOW accounts and 78% time deposits (primarily retail) Loan portfolio is primarily single- family residential loans Minimal overlap with existing U.S. Bank locations

9 Overview - PFF Bank & Trust Source: SNL PFFB Branches USB Branches $3.7 billion in assets; $2.4 billion in deposits 38 branches in four counties in Southern California Deposit base is comprised of 30% savings and money market accounts, 18% NIB and NOW accounts and 52% time deposits (primarily retail) Loan portfolio includes 44% single- family residential loans, 41% CRE and construction loans and 15% consumer/small business loans PFF improves U.S. Bank's market share/rank significantly in four counties

11 Expands Distribution Network in Growth Markets U.S. CA Downey PFF Growth 0.063 0.068 0.069 0.126 Source: SNL Weighted average Projected Population Change by Franchise 2008 - 2013 DSL Branches USB Branches PFFB Branches

13 Expands Depth and Breadth of Distribution Network Deposits in millions as of 6/30/08 Source: SNL MSAs

15 CA Total Branches* CA Total Market Share By Deposits* Fourth Largest Branch Network in California Dramatically Improves Position in California Source: SNL * Deposit data as of 6/30/08, branch data as of 11/20/08, pro forma for pending deals, excluding non retail branches and deposits Market Total Rank Institution Branches 1 Wells Fargo 1,202 2 Bank of America 1,039 3 JPMorgan Chase 706 - Pro Forma U.S. Bancorp 561 4 Citigroup 381 5 U.S. Bancorp 353 6 Mitsubishi 338 7 BNP Paribas 246 8 Downey Financial 170 9 FBOP Corp 113 10 Zions Bancorp 93 24 PFF Bancorp 38 U.S. Deposit Market Deposits Mkt. Share Rank Institution ($Bn) (%) 1 Bank of America 172.0 22.7 2 Wells Fargo 149.7 19.8 3 JPMorgan Chase 77.3 10.2 4 Citigroup 42.7 5.6 5 Mitsubishi 40.5 5.4 - Pro Forma U.S. Bancorp 25.6 3.4 6 BNP Paribas 24.0 3.2 7 IndyMac 18.9 2.5 8 U.S. Bancorp 13.4 1.8 9 Comerica 13.2 1.8 10 City National 11.2 1.5 11 Downey Financial 9.6 1.3 29 PFF Bancorp 2.6 0.3

17 Transaction Overview Transaction: Terms: Approvals: Status: FDIC assisted U.S. Bank received certain assets and certain liabilities of: Downey Savings and Loan Association, F.A. Newport Beach, CA PFF Bank and Trust Rancho Cucamonga, CA No holding company assets acquired No cash consideration Earnings stream from approximately 500,000 new loan and deposit customers Loss sharing agreement with FDIC (see slide 10) USB received net assets equal to first loss position All approvals received Closed November 21, 2008

19 Impact of Loss Sharing Agreement $ in billions

21 Loan Modification Program Participation in FDIC loan modification program Single-family residential mortgages Objective to achieve a monthly payment equal to 31% debt-to- income ratio Potential impact to approximately 35,000 homeowners Loss sharing with FDIC includes yield protection on modified loans in addition to principle losses

23 Summary Expands the depth and breadth of our distribution system in one of the faster growing regions within our footprint Excellent branch locations, including in-stores with current grocery store partners - Ralphs & Albertson's Opportunity for building deeper relationships by offering approximately 500,000 new loan and deposit customers a broader array of products and services Assists FDIC efforts to modify single-family residential real estate loans and reduce foreclosures Minimal impact on capital Financially attractive for USB shareholders

U.S. Bank Acquires Downey Savings & Loan PFF Bank & Trust in FDIC Assisted Transaction November 21, 2008